                            GEOSTRAT RESOURCES, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                OCTOBER   , 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Larry H. Carpenter and Michael A. Gerlich, and each of them, attorneys and agents with full power of substitution to vote all shares of voting stock of GeoStrat Resources, Inc., which the undersigned would be entitled to vote if personally present at the Meeting of Stockholders
of GeoStrat Resources, Inc., to be held at the        , in Houston, Texas, on
October   , 1996 and at any adjournment thereof, as follows:

  If properly executed, this proxy will be voted as directed on the reverse side.

  IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2

    IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE!

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                  SEE REVERSE
                                                                     SIDE


 X PLEASE MARK
   YOUR VOTES
   AS IN
   THIS EXAMPLE.

                    FOR      WITHHOLD   Nominees: Mr. Larry H. Carpenter,
1. Election of      [ ]        [ ]                Mr. David H. Scheiber,
   Directors                                      Mr. Jeffrey E. Susskind.


Instructions: To withhold authority to vote for an individual nominee, write that nominee's name on the line provided below.

- -----------------------------------

                                                FOR      AGAINST     ABSTAIN

2. Approval of the Flexible Incentive Plan      [ ]        [ ]         [ ]

3. In their discretion with respect to          [ ]        [ ]         [ ]
   (1) any other matters as may properly
   come before the meeting and any adjournment thereof, (2) approval of the minutes of the prior meeting, if such approval does not amount to ratification of the action taken at that meeting, (3) the election of any other person as a director if a nominee named above is unable to serve or for good cause will not serve, and (4) matters incident to the conduct of the meeting.



SIGNATURE(S) __________________________________________________  DATE ____, 1996

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing.

                                TGX CORPORATION

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                OCTOBER   , 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Larry H. Carpenter and Michael A. Gerlich, and each of them, attorneys and agents with full power of substitution to vote all shares of voting stock of TGX Corporation, which the undersigned would be entitled to vote if personally present at the Meeting of Stockholders of TGX
Corporation, to be held at the        , in Houston, Texas, at 9:00 a.m. Houston
time, on October   , 1996 and at any adjournment thereof, as follows:

  If properly executed, this proxy will be voted as directed on the reverse side.

  IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2

    IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE!

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                  SEE REVERSE
                                                                     SIDE


X  PLEASE MARK
   YOUR VOTES
   AS IN
   THIS EXAMPLE.



                       FOR    WITHHOLD     NOMINEES: Mr. Larry H. Carpenter,
1. Election of         [ ]      [ ]                  Mr. David H. Scheiber,
   Directors                                         Mr. Jeffrey E. Susskind.

Instructions: To withhold authority to vote for an individual nominee, write that nominee's name on the line provided below.

- -----------------------------------

                                                FOR      AGAINST     ABSTAIN
2. Approval of the proposed merger of           [ ]        [ ]         [ ]
   the Company

3. In their discretion with respect to          [ ]        [ ]         [ ]
   (1) any other matters as may properly
   come before the meeting and any
   adjournment thereof, (2) approval of
   the minutes of the prior meeting, if
   such approval does not amount to
   ratification of the action taken at that meeting, (3) the election of any other person as a director if a nominee named above is unable to serve or for good cause will not serve, and (4) matters incident to the conduct of the meeting.



SIGNATURE(S) __________________________________________________  DATE ____, 1996

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing.